UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 26, 2004

                             FOUR OAKS FINCORP, INC.

             (Exact name of registrant as specified in its charter)




       North Carolina               000-22787                 56-2028446
------------------------       -------------------       ----------------------
(State of incorporation)      (Commission File No.)        (I.R.S. Employer
                                                         Identification Number)


                              6114 U.S. 301 SOUTH,
                         FOUR OAKS, NORTH CAROLINA 27524
                    (Address of principal executive offices)

                                 (919) 963-2177
              (Registrant's telephone number, including area code)

               This document contains 2 pages, excluding exhibits.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)          Exhibits-- The following exhibit is furnished pursuant to Item 12 as part of this Current Report on Form 8-K:

             Exhibit No.       Description of Document
             ----------        -----------------------
                99.1           Press Release issued on July 26, 2004.


ItEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 26, 2004, Four Oaks Fincorp, Inc. (OTC BB: FOFN) issued a press release announcing reported financial results for the three and six months periods ended June 30, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.6 of Current Report on Form 8-K, the information in this Item 12 is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 12 shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Four Oaks Fincorp, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOUR OAKS FINCORP, INC.

By:   /s/  Ayden R. Lee, Jr.,
-------------------------------------------
      Ayden R. Lee, Jr.
      President and Chief Executive Officer


Date:  July 26, 2004